SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2000



                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


              Pennsylvania             1-11459               23-2758192
              ------------             -------               ----------
       State or other jurisdiction    (Commission           (IRS Employer
            of Incorporation)         File Number)       Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


          (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

          On July 26, 2000, PPL Corporation issued a press release regarding its earnings for the second quarter of 2000 and revised earnings forecasts for 2000 and 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               99.1 Press Release, dated July 26, 2000, regarding PPL Corporation's earnings for the second quarter of 2000 and forecasted earnings.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION

                                        By: /s/ Joseph J. McCabe
                                           -------------------------------------
                                           Joseph J. McCabe
                                           Vice President and Controller

Dated:  July 31, 2000